UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

South Jersey Gas Company
(Exact name of registrant as specified in its charter)

New Jersey	0-222111	21-0398330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Jersey Plaza, Route 54, Folsom, NJ 08037
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (609) 561-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act.

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐           Pre-commencement communications pursuant to Rule 13(3)-4(c) under the Exchange Act.

Item 8.01. Other Events.

On March 31, 2011 South Jersey Gas Company (“SJG”) announced that it had reached an agreement with the New Jersey Board of Public Utilities (“NJBPU”) regarding the extension of its Capital Investment Recovery Tracker program through October, 2012.  SJG is a subsidiary of South Jersey Industries, Inc.  (SJI:NYSE).  The press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Exhibit

99.1                 Press release dated March 31, 2011 issued by South Jersey Gas Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY GAS COMPANY

Date: April 1, 2011	By:	/s/ David A. Kindlick
Name: David A. Kindlick
Title: Senior Vice President and Chief Financial Officer